UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2012

VERIFONE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32465

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

04-3692546
(IRS Employer Identification No.)

2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 28, 2011, VeriFone, Inc. (the “Borrower”) entered into a credit agreement (the "Credit Agreement") among VeriFone Intermediate Holdings, Inc. ("Holdings"), the lenders party thereto, and JPMorgan Chase Bank, N.A. ("JPM"), as Administrative Agent (the “Administrative Agent”) in an aggregate amount of $1,500.0 million, consisting of $918.5 million term A loans, $231.5 million term B loans, and a $350.0 million Revolving loan of which $300.0 million was drawn on such date, as more fully described in our Form 8-K filed on January 4, 2012.

On October 15, 2012, the Borrower and Holdings entered into an Additional Credit Extension Amendment (the “Extension Amendment”) to the Credit Agreement, with a group of lenders (the “Extension Lenders”) and the Administrative Agent.  Pursuant to the Extension Amendment, the Extension Lenders extended to the Borrower add-on term A loans in the aggregate amount of $109.5 million and provided add-on revolving commitment increases in an aggregate amount of $75.5 million, in accordance with and subject to the terms and provisions of the Credit Agreement.

VeriFone intends to utilize proceeds from borrowings under the Credit Agreement for general corporate purposes, including voluntary and scheduled prepayments on borrowings from time to time. As of October 15, 2012, after giving effect to the Extension Amendment and payments made to date on borrowings outstanding under the Credit Agreement, we had an aggregate amount under the Credit Agreement of $1,518.9 million, consisting of $993.6 million in term A loans, $99.8 million in term B loans and a $425.5 million Revolving loan, of which $210.0 million was drawn and outstanding as of such date.

The foregoing description of the Extension Amendment does not purport to be complete and is qualified in its entirety by reference to the Extension Amendment, which is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures of the material terms and conditions of the Extension Amendment contained in Item 1.01, above, are hereby incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

10.1
Additional Credit Extension Amendment, dated as of October 15, 2012, by and among VeriFone, Inc., VeriFone Intermediate Holdings, Inc., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE SYSTEMS, INC.
Date: October 15, 2012	By: /s/ Albert Liu Name: Albert Liu
Title: Executive Vice President, Corporate Development and General Counsel

Exhibit Index
Exhibit No.    Description

10.1
Additional Credit Extension Amendment, dated as of October 15, 2012, by and among VeriFone, Inc., VeriFone Intermediate Holdings, Inc., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.